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                                                                    Exhibit 10.7

                                              NETGENICS, INC. HAS REQUESTED THAT
                                                     THE MARKED PORTIONS OF THIS
                                               DOCUMENT BE ACCORDED CONFIDENTIAL
                                                  TREATMENT PURSUANT TO RULE 406
                                                UNDER THE SECURITIES ACT OF 1933




                          NETGENICS INTERNATIONAL, LTD.
                          -----------------------------

                          SYNERGY(TM) SOFTWARE LICENSE
                          ----------------------------
                           AND SUBSCRIPTION AGREEMENT
                           --------------------------


This SYNERGY(TM) Software License and Subscription Agreement ("Agreement") is entered into as of April 2, 1999 ("Effective Date"), by and between NetGenics International, Ltd., an Ohio Limited Liability Corporation with offices at 1717 East Ninth Street, Suite 1600, Cleveland, Ohio 44114 ("NetGenics"), and Hoechst Schering AgrEvo GmbH., a German corporation with offices at Miraustrasse 54, Berlin, D-13509, Germany (Hoechst Schering AgrEvo GmbH and its Affiliates (as defined below), collectively, shall be referred to herein as "Subscriber").

                                   W H E R E A S

         NetGenics has developed and owns certain interactive computer software and hardware known as SYNERGYTM for use in the storage and analysis of research data in a collaborative environment and provides certain services, including, but not limited to, services to maintain and extend such software and hardware; and

         NetGenics is willing to license the SYNERGY TM Software (as defined below) and provide the Services (as defined below) to Subscriber upon and subject to the terms and conditions of this Agreement; and Subscriber desires to license such Software and to obtain such Services upon such terms and conditions.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. DEFINITIONS The following terms, when used herein with initial capital letters, shall have the respective meanings set forth in this Article 1.

         1.1 "Affiliate", as used herein, shall mean any corporation or other business entity controlling, controlled by, or under common control with Hoechst Schering AgrEvo,


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GmbH.; as used herein, the term "control" means the direct or indirect ownership of at least fifty percent (50%) of the voting shares/stock of a company, or the power to nominate at least half of the directors, or the power otherwise to determine the policy and direction of a company or organization.

         1.2 "Confidential Information" shall mean that information which is not generally known to the public or which would constitute a trade secret under the United States Uniform Trade Secrets Act and which is owned, developed or acquired by the disclosing party including, without limitation, all programming, systems and use documentation (including, without limitation, any of the foregoing as may be embodied in the Licensed Program, the Development System and Documentation), customer lists, pricing information, technical information, technology, formulae, information, designs, ideas, inventions, data, data formats and files, know-how, techniques, sequences, methods, genes, gene functions, plasmids, proteins, plants, parts of plants, seeds and other biological or non-biological material, terms of this Agreement, and all copies and tangible embodiments thereof; provided, however, that any of the foregoing shall not be considered Confidential Information if it: (i) becomes publicly known through no wrongful act or breach of any obligation of confidentiality on the receiving party's or any third party's part; (ii) was in the lawful knowledge and possession of, or was independently developed by, the receiving party prior to the time it was disclosed to, or learned by, the receiving party as evidenced by written records kept in the ordinary course of business by the receiving party or by written or other documentary proof of actual use by the receiving party; (iii) was received from a third party not in violation of any contractual, legal or fiduciary obligation by such third party; or (iv) was approved for public release by prior written authorization by the disclosing party.

         1.3 "Designated Location" shall mean the location or locations set forth on EXHIBIT C, attached hereto, as amended from time to time by the parties.

         1.4 "Development System" shall mean hardware and software provided or approved by NetGenics to Subscriber at a Designated Location solely for the purpose of development of Subscriber Software. A Development System shall not include Services as described in Article 6 of this Agreement.

         1.5 "Documentation" shall mean the SYNERGY(TM) user and developer training manuals, release notes and help documentation, as well as documentation relating to the Integrated Software (as same may be requested by Subscriber), as same may be modified from time to time, including, without limitation, modifications and enhancements thereto, owned by or licensed to NetGenics.

         1.6 "Hardware" shall mean the computer hardware and Integrated Software necessary to the operation of the Product, provided by NetGenics as a part of the Subscription, and only insofar as it relates to the software set forth on Exhibit B, as same may be amended from time to time as needed. Hardware shall not include any specialty

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or computational hardware necessary to run Third Party Software, unless mutually agreed.

         1.7 "Integrated Software" shall mean software that is provided by NetGenics, on behalf of a third party, and integrated as a part of the Software or Hardware (as defined on Exhibits A and B). Integrated Software shall not include any software that requires Subscriber to execute a separate agreement with any third party, in order to be used as a part of the Product. Integrated Software shall not include Third Party Software.

         1.8 "Licensed Program" shall mean the Software and Object Code versions of other Integrated Software programs provided by NetGenics which are used in conjunction with the Software to perform certain functions as described in the Documentation and on EXHIBIT A, attached hereto.

         1.9 "Object Code" shall mean the machine readable computer software code substantially in binary form and which is directly executable by a computer after processing, but without compilation or assembly.

         1.10 "Product" shall mean the Licensed Program, the Hardware, and the Documentation.

         1.11 "Services" shall mean all training, software planning and design, data conversion, support, quality assurance testing, remote monitoring, telephone and e-mail support services, on-site monitoring and customization services provided by or on behalf of NetGenics to Subscriber pursuant to this Agreement.

         1.12 "Service Hours" shall mean the applicable number of hours of training, software planning and design, data conversion, support services, quality assurance testing, on-site monitoring services, if any, and all customization services provided by NetGenics to Subscriber, including any associated preparation, follow-up and travel time (from NetGenics' London (UK) office) for activities enumerated on EXHIBIT G.

         1.13 "Software" shall mean the Object Code versions of SYNERGY(TM) including, without limitation, all modifications and enhancements thereto, as further described on EXHIBIT A, attached hereto and as same may be modified from time to time, which have been, or may be, developed, and are owned, by NetGenics. Software does not include other third party software programs provided by NetGenics and incorporated as part of the Licensed Program. Software may include methods, routines or interfaces to Third Party Software (defined in Section 1.18), but does not include Third Party Software itself.

         1.14 "Source Code" shall mean computer software code displayed in a form readable and understandable by a programmer of ordinary skill.



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         1.15 "Subscriber Know-How" shall mean concepts, methods, techniques, data, know-how, compounds, compositions of matter, ideas and inventions, developed by or on behalf of Subscriber during the term of this Agreement, and which provides a distinct competitive advantage to Subscriber. Subscriber Know-How shall not include any information which (a) is in the public domain,
(b) becomes part of the public domain through publication or otherwise except by breach of this Agreement, (c) was in the possession of NetGenics prior to disclosure by Subscriber, (d) is received from an independent third party which has the right to disclose it, or (e) is developed by NetGenics independent of any disclosure by Subscriber.

         1.16 "Subscriber Software" shall mean software, if any, developed by or on behalf of Subscriber by a third party and incorporated or integrated into the Licensed Program in accordance with NetGenics' Subscriber Software development guidelines described in Section 7.3 and set forth as part of the Documentation as needed. Notwithstanding the foregoing, no software produced by Subscriber shall be considered Subscriber Software, if such software functions independently of the Product.

         1.17 "Subscription" shall mean the Product, any elected Development System, and the Services, installed at a Designated Location.

         1.18 "Third Party Software" shall mean that software not manufactured by NetGenics, but which is used in conjunction with the Licensed Program. Subscriber may be required to license Third Party Software under separate agreements with the owner of such Third Party Software, in accordance with
Article 4 of this Agreement.

         1.19 "User" shall mean a user of the Product who is an employee of Subscriber, or a collaborator, consultant, agent or contractor of Subscriber who works principally from a Designated Location, as well as an employee of Subscriber engaged in work for Subscriber in the Domain Area (as defined in Section 5.1) other than at a Designated Location; provided, that Subscriber shall provide written notice to NetGenics of all such Users, which notice shall contain the name, Domain Area, and location of such User. Notwithstanding the foregoing, no non-employee of Subscriber shall be considered a User, as defined in this Section 1.19, unless Subscriber has obtained written agreement from any such non-employee to abide by all provisions contained in this Agreement, with special consideration to the covenants of confidentiality as described in
Section 5.5 of this Agreement. The number of Users which shall be allowed to access the Product shall be the number specified in EXHIBIT C of this Agreement. The system administrator shall not be considered a User.



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2. DELIVERY AND INSTALLATION; ACCEPTANCE PROCEDURES
   ------------------------------------------------

        2.1 NetGenics shall deliver and install the Product at each Designated Location by a date to be mutually agreed upon by the parties. Such installation with respect to the Product shall be accepted if (i) NetGenics has delivered an installation notice to Subscriber, (ii) Subscriber does not give notice of non-acceptance within sixty (60) days of such installation notice, (iii) Subscriber does not terminate this Agreement, pursuant to Section 2.3 below and
(iv) the Licensed Program performs in accordance with the Documentation provided by NetGenics and any mutually-agreed applicable acceptance plan at the Designated Location(s).

        2.2 As a condition to NetGenics performing its obligations as set forth in Section 2.1, Subscriber shall cooperate with NetGenics in the installation of the Licensed Program and shall perform its responsibilities necessary for such installation in a timely manner.

        2.3 NetGenics shall provide the Subscription to Subscriber, at no charge, for a period of thirty (30) days from the initial installation at the first Designated Location and delivery of an installation notice. If, during the initial thirty (30) day period, Subscriber finds the Subscription to be unacceptable for any reason, Subscriber may terminate this Agreement and incur no expense nor further obligation pursuant thereto. Should Subscriber elect to terminate this Agreement, for any reason, during the thirty (30) day period immediately following the above-referenced no-charge trial period, Subscriber may do so upon payment of a consideration equivalent to one month's Fees as described in EXHIBIT C (and appropriately pro-rated, if necessary). Subscriber shall bear no further obligation to NetGenics upon termination (excepting reasonable cooperation in any necessary recovery of NetGenics property) as described in this Section 2.3. Should Product be inoperable for periods of time during the trial period described in this Section 2.3 for reasons not the responsibility of Subscriber, such trial period shall be lengthened accordingly to compensate for any such period of inoperability.

3. HARDWARE
   --------

        3.1 NetGenics will provide, as part of the Subscription, the necessary Hardware to be used by the Licensed Program from NetGenics. NetGenics will provide Services for the Hardware, as needed, to ensure proper function of the Product, and reserves the right to interrupt the operation of the Product for the performance of regular maintenance, at mutually-agreed scheduled times and with notice to Subscriber. NetGenics reserves the right to substitute the Hardware with functionally equivalent or superior Hardware upon no less than forty-five (45) days' written notice to Subscriber, and at no additional cost to Subscriber.

        3.2 Representations, warranties, guarantees, covenants or agreements, if any, as to any Hardware supplied by NetGenics are those granted directly by the manufacturer(s)



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of such Hardware to its customers, and are attached hereto as EXHIBIT H.
NetGenics hereby agrees to take any action as may be reasonable to permit Subscriber to obtain the benefit of such warranties. NETGENICS MAKES NO REPRESENTATIONS OR WARRANTIES AS TO ANY HARDWARE PROVIDED BY NETGENICS TO SUBSCRIBER, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4. THIRD PARTY SOFTWARE
   --------------------

         4.1 At Subscriber's request, NetGenics, from time to time, may provide Subscriber access to certain Third Party Software for use in connection with the Subscription. Should Subscriber elect to access such Third Party Software, Subscriber shall be obligated to obtain and maintain licenses to such Third Party Software for the term of this Agreement.

         4.2 Representations, warranties, guarantees, covenants or agreements, if any, as to the Third Party Software are those granted directly by the manufacturer(s) of the Third Party Software to such users of the Third Party Software. NETGENICS MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE THIRD PARTY SOFTWARE, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. LICENSE
   -------

         5.1 Subject to the terms and conditions of this Agreement, NetGenics hereby grants to Subscriber a non-exclusive, non-transferable right and license solely to use the Product at the Designated Location(s) for its internal Crop Science (the "Domain Area(s)") research and development purposes for the Term (as defined herein) of this Agreement. Additionally, Subscriber may allow access to the Product to no more than six (6) Users at a location other than a Designated Location, upon appropriate notice to NetGenics not to exceed, however, the total Users as set forth in EXHIBIT C.

         5.2 Subscriber agrees that it will certify to NetGenics, in writing, by January first, April first, July first and October first (each a calendar quarter) of each year any substantive changes (e.g. number of Users, network configuration, etc.) in the existing Designated Locations. Subscriber agrees that it will make its records available to NetGenics or its appointed agent at reasonable times and upon reasonable notice for NetGenics to verify any such certifications or locations. In the event an appointed agent is used for such verification, such agent must agree in writing to Subscriber's standard confidentiality agreement, prior to commencement of any verification activities.

         5.3 Except as set forth in Section 5.1, Subscriber shall have no right or license to do any of the following: (i) sublicense the Product or any portion thereof; (ii) print, copy, reproduce, distribute, modify, transfer (whether physically or electronically), assign



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(except as set forth in Section 16.3) or in any other manner duplicate the
Licensed Program or Documentation, in whole or in part except that Subscriber may retain one (1) tape back-up copy on the Hardware as provided by NetGenics for disaster recovery only; (iii) allow more than the number of Users set forth on EXHIBIT C to use the Subscription at a Designated Location (iv) permit the use by or for the benefit of any non-Affiliate, non Domain-Area third party (except as set in (vi) forth below) of the Subscription; (v) decompile, disassemble or otherwise reverse engineer the Product or any part thereof (except in cases where NetGenics has not fulfilled its obligations under Section
7.3 (a) herein); (vi) use the Subscription other than for the internal information processing needs of Subscriber in connection with the storage and analysis of its research data (in the Domain Area(s) specified in Section 5.1) in a collaborative environment (provided, that the internal information processing needs of Subscriber may include research activities of Subscriber which are or may be performed in conjunction with third-party research or corporate collaborators, so long as members of such research or corporate collaborators are not provided access to the Software, any Development System or the Licensed Program, without the prior written consent of NetGenics, which consent shall not be unreasonably withheld, but which consent may require written proof of compliance with the provisions of Section 5.5 of this Agreement) or (vii) provide access to the Product to more than six (6) Users at any location other than a Designated Location. In addition, except pursuant to
Section 11, Subscriber shall have no right to obtain or use the Source Code for any Licensed Program.

         5.4 All right, title and interest in and to the Software and Documentation shall at all times be solely vested in NetGenics. All right, title and interest in and to the third party software programs licensed to NetGenics as part of the Licensed Program or Hardware shall at all times be solely vested in the owner(s) of such software program(s). No rights or licenses, express or implied, other than those granted in Section 5.1 hereof are granted by this Agreement.

         5.5 Subscriber shall keep confidential and not disclose or permit access to the Subscription or Subscriber Software, except as provided in this
Section 5.5. Subscriber shall use the Subscription only for purposes consistent with the terms of this Agreement. Subscriber shall advise its employees, Affiliates, collaborators, consultants, agents and contractors of the confidential and proprietary nature of the Subscription, and of the restrictions imposed by this Agreement, and shall: (i) obtain from any and all non-employees of Subscriber who are provided access to the Subscription (regardless of whether such non-employees are otherwise deemed Users under this Agreement) their written agreement to comply with the obligations of Subscriber under this Agreement, (ii) be responsible for any breach of such agreement by any User, and
(iii) use its best efforts to ensure that no unauthorized person has access to the Licensed Program and that those persons who are granted access to the Licensed Program protect such Confidential Information in accordance with the terms of this Agreement.



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

         5.6 Subscriber shall notify NetGenics immediately of its knowledge of the possession, use, or knowledge of any portion of the Subscription by any person or entity not authorized by this Agreement to have such possession, use or knowledge. Subscriber shall (i) promptly furnish to NetGenics full details of such possession, use or knowledge; (ii) assist NetGenics (at no expense to NetGenics) in stopping and preventing the recurrence of such possession, use or knowledge; (iii) in the event such unauthorized possession, use or knowledge of the Subscription is the result of a breach of Section 5.5 (ii) above, shall provide cooperation to NetGenics in any and all litigation deemed necessary to protect the Subscription and (iv) in any other event, reasonably consider cooperation with NetGenics in any litigation deemed necessary by NetGenics to protect the Subscription, such cooperation not to be unreasonably withheld. Compliance by Subscriber with this Section 5.6 shall not be construed as a waiver of any right of NetGenics to recover damages or obtain other relief against Subscriber in connection with any such unauthorized possession, use or knowledge.

         5.7 NetGenics shall be entitled to audit Subscriber's use of the Subscription for compliance with the terms and conditions of this Agreement (either directly or through independent outside auditors or representatives) at mutually-agreed times (but no more often than two (2) times during any calendar year), during the term of this Agreement and for one (1) year after the termination of this Agreement. NetGenics shall not unreasonably interfere with Subscriber's business operations during any such audit, and Subscriber shall provide such cooperation as NetGenics may reasonably request in connection with any such audit. In the event NetGenics elects to employ independent parties in the conduct of activities anticipated by this Section 5.7, such independent parties shall agree to be bound by Subscriber's standard confidentiality agreements.

         5.8 Subscriber and NetGenics acknowledge that the performance of this Agreement may result in the development of new concepts, methods, techniques, data, know-how, processes, adaptations, ideas and expressions of ideas.

               (a) Subscriber Know-How developed by or on behalf of Subscriber shall be and remain the exclusive property of Subscriber. NetGenics shall have no right and no title or ownership of any component or manifestation of any such Subscriber Know-How or resulting Domain Area product developed by or on behalf of Subscriber. All rights in such Subscriber Know-How or resulting Domain Area products are and shall remain the exclusive property of Subscriber. Concepts, methods, techniques, data, know-how, processes, adaptations, ideas and expressions of ideas relating to Subscriber Software shall be and shall remain the exclusive property of Subscriber; provided, that such concepts, methods, techniques, know-how, processes, adaptations, ideas and expressions of ideas relating to the Subscriber Software that contain NetGenics Confidential Information may only be used by Subscriber in connection with the Licensed Program. Subscriber agrees not to pursue or assign patent protection to Subscriber Software. Provided that Subscriber is contractually entitled to do so, Subscriber hereby grants to NetGenics a non-exclusive, nontransferable right to use Subscriber Software at the



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Designated Location(s) solely for purposes of providing support to Subscriber relating to the Licensed Programs pursuant to this Agreement and performing the other obligations required to be performed by NetGenics pursuant to this Agreement.

               (b) Concepts, methods, techniques, know-how, processes, adaptations, ideas and expressions of ideas relating to the Subscription and any to custom software modules (excluding Subscriber Know-How) shall be and shall remain the exclusive property of NetGenics.

         5.9 Subscriber may, at any time during the Term of this Agreement, upgrade the License type from a Small License to a Medium or a Large License, or from a Medium License to a Large License (each as described on EXHIBIT C) upon thirty (30) days written notice. The number of Users, Service Hours, and the Fees for the upgraded License Type shall become effective as of thirty (30) days from receipt of notice, and shall continue in force for the remainder of the Term of this Agreement. Should additional Designated Locations be added to this Agreement, pursuant to Sections 5.10 or 5.11 below, subsequent upgrade of a License type shall entitle Subscriber to the discounted Fees as set forth in those Sections.

         5.10 During the Term of this Agreement, Subscriber may add one additional Designated Location to this Agreement, upon no less than thirty (30) days written notice. The Fees for the two Designated Locations shall be as designated herein below with respect to the Fees set forth on EXHIBIT C. The Designated Location shall be installed as mutually agreed between the parties but at no additional cost to Subscriber. No more than one additional site may be added to the Agreement under the provisions of this Section 5.10:

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         5.11 During the initial eighteen (18) months following the Effective
Date, Subscriber may add additional Designated Locations(s) (beyond the second Designated Location as provided in Section 5.10 above), upon no less than thirty
(30) days' written notice and according to the following Fees:

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CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

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         5.12 Subscriber may, upon no less than thirty (30) days notice to
NetGenics, downgrade the License type at a Designated Location from a Large License to a Medium or a Small License, or from a Medium to a Small License, each as defined on, and at the Fees set forth on, EXHIBIT C. Any discounts otherwise associated with multiple Licenses, as described in Section 5.10 or 5.11, shall not extend to any License downgraded pursuant to this Section 5.12.

         5.13 Subscriber may, upon no less than ninety (90) days' written notice, terminate a Designated Location, (added pursuant to Sections 5.10 or 5.11 above) from this Agreement. Termination of a Designated Location pursuant to this Section 5.13 shall affect the Fees as follows: for each License at a Designated Location terminated according to this Section 5.13, any discount in the Fees (as otherwise provided under Section 5.10 or 5.11) for the smallest remaining License shall be forfeited for the remaining Term. Notwithstanding the foregoing, should termination of a Designated Location be accompanied by a License upgrade (as set forth in Section 5.9 herein) at one of the remaining Designated Locations, then the Fees schedules set forth in Sections 5.10 or 5.11 (as appropriate) shall apply as written. All termination provisions set forth in
Section 13.5 of this Agreement shall apply to any Designated Location terminated according to this Section 5.13. Should Subscriber terminate a Designated Location upon less than ninety (90) days' written notice, then Subscriber shall pay consideration to NetGenics equal to one calendar quarter's Fees for that Designated Location.

6. SUPPORT SERVICES
   ----------------

         6.1 Subscriber shall be entitled to receive Services from NetGenics during the term of this Agreement as described below. Services provided pursuant to this Section 6.1 shall not reduce the number of Service Hours available to Subscriber for a particular calendar quarter, except as expressly noted herein:

               (a) NetGenics shall provide to Subscriber unlimited remote consultation regarding the Product, comprised of support, problem determination and resolution Service by telephone and electronic mail (as described in EXHIBIT
F) 24 hours per day, seven days per week. Such remote consultation shall not be charged against Subscriber's Service Hours.

               (b) Subscriber shall provide NetGenics remote access to the Product, at no charge to Service Hours, for any and all purposes relating to the obligations to be performed by NetGenics pursuant to this Agreement, including, but not limited to, for

CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

purposes of monitoring the performance and integrity of the Licensed Program or the Hardware and for problem determination and resolution and for other purposes consistent with the terms of this Agreement; provided, however, that Subscriber, at its option, may reasonably limit the duration and timing of such access or may require that NetGenics perform such Services on-site at a Designated Location pursuant to Section 6.2 (c). Material costs associated with such remote access (including, but not limited to, telecom, network, or equipment fees), shall be borne by Subscriber

         (c) All requests by Subscriber for support shall be made by way of designated methods (as described in EXHIBIT F) to NetGenics' client services group and NetGenics shall respond to same according to the escalation procedures set forth on EXHIBIT F.

         (d) Upon the initial installation and acceptance by Subscriber of the Licensed Program as provided in Section 2, NetGenics shall provide two (2) days of on-site end-user training to Subscriber at a Designated Location at no additional charge to Subscriber. Additional training beyond the initial two (2) days of training described above shall be deducted from the Service Hours as set forth in EXHIBIT G, or, if Subscriber has utilized all Service Hours for that calendar quarter, shall be charged to Subscriber at NetGenics' standard billing rates then in effect.

         (e) As a part of the installation, NetGenics shall install one Object Request Broker (ORB) on one computational server at Subscriber's Designated Location at no cost to Subscriber's Service Hours.

     6.2 Subscriber is entitled to receive from NetGenics the number of Service Hours per calendar year as set forth in EXHIBIT C. This Section 6.2 and EXHIBIT G attached hereto sets forth the manner in which Service Hours may be used by Subscriber. Any unused Service Hours at the end of a calendar year shall be forfeited and canceled.

         (a) Upon receipt of reasonable advance notice from Subscriber, NetGenics shall use commercially reasonable efforts to provide Subscriber with on-site support Services, and the number of Service Hours shall be deducted from the Service Hours available to Subscriber in exchange for such on-site Services, as provided in EXHIBIT G attached hereto.

         (b) Subscriber shall request Services (including, but not limited to, development of custom software modules) from NetGenics by completing the form attached hereto as EXHIBIT D, detailing the Services requested. NetGenics shall determine the amount and type of Services required, and the schedule for such Services and forward to Subscriber a response in the form of a statement of Services, on EXHIBIT E attached hereto. After Subscriber's review and approval in writing of the statement of Services covering a Services project, NetGenics shall perform the Services. During a Services project, the number of Service Hours set forth in the statement of Services shall be



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deducted from those available to Subscriber under this Agreement. Payment for
Services provided by NetGenics on a Services project in excess of such available Service Hours shall be based on the hourly rates of NetGenics in effect at the time such Services are provided. Hourly rates for such Services are detailed on
EXHIBIT I, which may be changed, from time to time, upon written notice to Subscriber. The number of Service Hours deemed to be used for any Service request shall be the number specified in the statement of Services to Subscriber prior to the commencement of such Services. Should such Services include the design and development of custom software modules, such Services shall be performed according to the procedure in Sections 7.1 and 7.2 of this Agreement.

         (c) In the event Subscriber requests that NetGenics provide on-site monitoring in lieu of remote site support otherwise available under Section 6.1(b) of this Agreement, Subscriber shall be charged Service Hours each calendar quarter for such on-site monitoring as set forth in EXHIBIT G.

         (d) Service Hours will be accounted for on a calendar quarter basis and NetGenics shall provide Subscriber with monthly cumulative reports during each calendar quarter detailing projects for which Service Hours were used and the number of Service Hours used. Once Subscriber has exhausted its Service Hours for any calendar year, Subscriber shall be charged for any such additional Services at NetGenics' standard billing rates then in effect, in addition to all out-of-pocket expenses incurred by NetGenics in connection therewith as described in Section 10.2.

         (e) Except as provided in Section 10.2 and EXHIBIT G of this Agreement, each party shall bear its own travel expenses related to the performance of this Agreement.

         (f) NetGenics acknowledges that Subscriber may request Services which relate to the integration of the Licensed Program with Third Party Software or to creating interfaces between the Licensed Program and other CORBA-based systems. NetGenics shall use best commercial efforts to deliver such Services to Subscriber, pursuant to this Section 6.2 and Article 7 herein. Notwithstanding the foregoing, any delivery of Services which involve any Third Party Software or CORBA-based systems shall be dependent upon the cooperation and timely disclosure of requested and necessary technical information from the owner(s) of any such Third Party Software or CORBA-based systems and shall not require NetGenics to disclose its Confidential Information to any third party which NetGenics, in its sole estimation, deems to be competitive with its business. Subscriber agrees to provide reasonable assistance to NetGenics in the attainment of such cooperation and technical information as might be required by NetGenics in conjunction with the delivery of such requested Services.

         (g) NetGenics shall be obligated to provide disaster recover/restore Services to Subscriber, in the event a full system restore is needed. Unless such restore

Services are directly caused by defects otherwise covered under Warranty, Subscriber shall incur charges to Service Hours for such Services.


         6.3 NetGenics shall deliver Service Hours to Subscriber as mutually-agreed in the System Committee; provided, however, that NetGenics shall not be obligated to provide Service Hours during any one calendar quarter in excess of one half (1/2) the total number of service hours allotted for one calendar year.

         6.4 As soon as reasonably practicable after the Effective Date, the parties shall form a committee comprised of no more than three (3) representatives from each party (the "System Committee"). The System Committee shall meet no less often than on a quarterly basis (with the venue alternating between a Subscriber Designated Location and a NetGenics location, unless otherwise mutually agreed) and shall be charged with the following duties: (a) coordinating the installation of the Product and the training as provided in
Section 6.1(d) above, (b) overseeing Hardware upgrades and replacements, (c) formulating, discussing and agreeing to Service requests, including the number of Service Hours to be used in designing and delivering custom software and whether any Subscriber Know-How exists in custom software requested by Subscriber and issues relating to the acceptance of custom software and (d) except as otherwise provided in Section 7.2 (b), resolving disputes between the parties arising out of or in connection with this Agreement.

7. CUSTOMIZATION METHODOLOGY
   -------------------------

         7.1 (a) If Subscriber desires that the Licensed Program be modified, customized or adapted in any respect to suit Subscriber's specific requirements through the development of custom software modules, Subscriber shall deliver to NetGenics written notice thereof, in the form of EXHIBIT D, specifying Subscriber's requirements in as much detail as possible. Upon receipt of such notice, NetGenics and Subscriber shall cooperate in good faith to agree upon the scope of such Services, detailed requirements, high-level design, the timetable for development and implementation and cost (or Service Hours) therefor; provided, however, that nothing in this Agreement shall be deemed to (i) obligate NetGenics to perform any Services in excess of those available by way of Subscriber's then available Service Hours or (ii) provide Services related to custom software modules deemed by NetGenics, in its sole discretion, to be unfeasible. Such agreement shall be set forth in writing, referencing this Agreement, and shall be incorporated herein as EXHIBIT E.

            (b) To the extent the number of Service Hours that NetGenics estimates will be required to complete a custom software module, as specified in the aforementioned, mutually agreed development schedule during a calendar year exceeds Subscriber's then-unused Service Hours for such calendar year, such customization Services shall be charged to Subscriber at NetGenics' standard billing rates then in effect.

            (c) Subject to the limitations set forth in Section 14 hereto, NetGenics warrants that a custom software module, once completed and accepted by Subscriber in accordance with the terms hereof, shall perform in all material respects in accordance with the established, mutually-agreed detailed requirements specified on EXHIBIT E.

            (d) Subscriber and NetGenics acknowledge that a custom software module may contain Subscriber Know-How. In the event Subscriber seeks to designate part of a custom software module as Subscriber Know-How, Subscriber shall inform NetGenics of same in writing as a part of EXHIBIT D, and NetGenics and Subscriber shall jointly agree on the scope of such Subscriber Know-How, and the extent to which such Subscriber Know-How (i) is necessary to the custom software module, (ii) does not contain NetGenics Confidential Information, and
(iii) provides competitive advantage to Subscriber, and shall designate same on EXHIBIT E. NetGenics shall not re-use or incorporate such Subscriber Know-How in the design or development of any custom software module for any third-party subscriber of the Software. Notwithstanding the foregoing, NetGenics shall not be restricted in providing any custom software module to any third party subscriber which (A) does not contain Subscriber Know-How, or (B) is designed by NetGenics according to such third party's independent specifications. Service Hours charged for such customer software modules may be adjusted to reflect lack of re-use by NetGenics. The System Committee (defined in Section 6.4) shall determine the scope of Subscriber Know-How and shall resolve any disputes relating to Service Hours charged for Customer Software Modules.

     7.2 (a) NetGenics shall use commercially reasonable efforts to install custom software modules in accordance with the schedule set forth in the completed EXHIBIT E, subject to Subscriber performing its obligations under this Agreement and providing such cooperation as NetGenics may reasonably request to facilitate such installation. Such installation with respect to any custom software module shall be deemed complete upon written notice from NetGenics to Subscriber.

            (b) Subscriber shall be deemed to have accepted a custom software module with respect to which any installation notice has been provided by NetGenics unless (i) such installed custom software module materially fails to conform to the specifications as set forth on EXHIBIT E therefor, (ii) Subscriber gives notice of nonacceptance to NetGenics within thirty (30) days after the date of such installation notice, and (iii) any such notice of non-acceptance states specifically with respect to such installed custom software module, the custom software specifications to which such installed custom software module fails to conform with sufficient specificity to permit NetGenics to correct such nonconformity. NetGenics shall use commercially reasonable efforts to correct any nonconformity found to exist and notify Subscriber in writing upon the completion of such correction. If NetGenics is unable to make such corrections, Subscriber's remedy shall be limited, at NetGenics' sole discretion, to correction of the nonconforming portion of the custom software module or return of the custom software module to NetGenics and the crediting of expended Service Hours. Subscriber shall cooperate with NetGenics in correcting such nonconformity.

         7.3 Prior to developing any module of Subscriber Software to be covered by the warranty provisions of Section 14, Subscriber shall have: (a) received from NetGenics a current copy of any applicable Subscriber Software development guidelines as described and updated from time to time on the Documentation and covering such module, (b) submitted a proposal to NetGenics for approval describing the methodology, specifications and timetable of such Subscriber Software module, and (c) received NetGenics' written approval for the development of such Subscriber Software. Subscriber hereby agrees to develop Subscriber Software modules only in conjunction with a Development System, and in accordance with the Subscriber Software development guidelines covering such module. Upon completion of Subscriber Software, Subscriber shall submit completed Subscriber Software to NetGenics for quality assurance testing, and shall not install any such Subscriber Software on the Product until NetGenics has completed such quality assurance testing and provided final approval to Subscriber. All NetGenics activities under this Section 7.3 shall be charged against Subscriber's then-available Service Hours, under guidelines as set forth in EXHIBIT G attached hereto. Subscriber Software developed other than in accordance with all provisions of this Section 7.3 herein shall void any warranty rights.

8. SUBSCRIBER RESPONSIBILITIES
   ---------------------------

         8.1 The obligation of NetGenics to perform under this Agreement is contingent upon Subscriber providing such cooperation as NetGenics may reasonably request including, but not limited to, providing or performing the following:

            (a) Sufficient and appropriate physical space for the Hardware at each Designated Location, in a controlled area such as a data center or computer room, where the hardware is physically secured and environmentally controlled;

            (b) Electrical power source in close proximity to the location of the hardware;

            (c) Physical connection to Subscriber's network, firewall or gateway (as applicable), in proximity to the location of the hardware;

            (d) Technical information regarding the addressing and configuration of Subscriber's DNS (Domain Name Services) and electronic mail servers sufficient to allow NetGenics' server to communicate with Subscriber's servers;

            (e) A minimum of two (2) valid network names (host, node or machine names) per Designated Location and their associated Internet Protocol addresses; and

            (f) Reasonable assistance of Subscriber's personnel.

            (g) Reasonable assistance and cooperation in the provision of requested Support Services, as well as other activities within the scope of this Agreement, for the term of the Agreement.

     8.2 It shall be understood by the parties that all Product(s) are intended to be installed at their respective Designated Location(s) as mutually agreed, and that Subscriber shall have all necessary facilities available for installation and acceptance as agreed.

9. SUBSCRIPTION RELEASES
   ---------------------

     9.1 Subject to the provisions of Section 9.3 below, standard upgrades made by NetGenics to the Subscription (such upgrades "Subscription Releases") at any time during the term of this Agreement will be offered to Subscriber at no additional charge.

     9.2 If any standard upgrades made to any of the Third Party Software by their respective owners at any time during the term of this Agreement are necessary for the Product's continued maintenance, then, at Subscriber's option, it may purchase such upgrade from the Third Party Software vendor or, if available, from NetGenics at NetGenics' then current prices. These upgrades shall be installed at the Designated Location. Subscriber will be responsible for the cost of the installation of any such upgrades (or if Service Hours are available, such hours will count against the Service Hours) at NetGenics' then current hourly rates. Failure by Subscriber to purchase such upgrades as are identified by NetGenics as essential to the Subscription's continued maintenance may result in Subscriber forfeiting its rights to receive future Subscription Releases.

     9.3 NetGenics shall furnish the number of full sets of Documentation as designated in EXHIBIT C for each Designated Location, at no charge to Subscriber. NetGenics shall provide such updates to the furnished Documentation as are necessary, in conjunction with Subscription Releases. NetGenics shall, at Subscriber's request and at NetGenics' then current published prices, furnish additional sets of the Documentation, together with any revisions therein or additions thereto.

10. FEES
    ----

     10.1 Unless this Agreement is terminated pursuant to Section 2.3, Subscriber shall pay to NetGenics consideration (the "Fee") in the amount of [******] per year, to be paid on a quarterly basis, with the first payment of [******] to be made within thirty (30) days after the delivery of an invoice, prorated for any partial calendar quarter and for the no-charge trial period described in Section 2.3, and with Service Hours for that calendar quarter similarly prorated. Each subsequent payment of [******] shall be made no later

CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

than five (5) days after the beginning of the calendar quarter for which payment is due. The Fee as set forth in this Section 10.1 may be changed to reflect changes in the Designated Location(s) pursuant to Sections 5.9 through 5.13 of this Agreement, and as amended on EXHIBIT C.

     10.2 If Subscriber has exhausted its available Service Hours for any applicable calendar year, Subscriber shall pay to NetGenics, upon NetGenics' request, fifty percent (50%) of all reasonable out-of-pocket expenses incurred by NetGenics in performing Services for Subscriber under this Agreement including, without limitation, expenses incurred for travel, meals, lodging, long distance telephone calls, document reproduction, postage, and cost of storage media such as disks and tapes.

     10.3 Subscriber shall pay when due any sales, use, excise, property or other federal, state, local or foreign taxes, duties, tariffs or other assessments (other than any tax based solely on the net income of NetGenics) and related interest and penalties that NetGenics is at any time obligated to pay or collect in connection with or arising out of the transactions contemplated by this Agreement. Subscriber agrees to indemnify and hold harmless NetGenics from any and all of such taxes, duties, tariffs or other assessments. If NetGenics pays any such amounts which Subscriber is obligated to pay under this Section 10.3, Subscriber shall promptly reimburse NetGenics in an amount equal to the amount so paid by NetGenics.

     10.4 Any payments due NetGenics hereunder which are not paid when due shall bear interest at the lower of the rate of one and one-half percent (1.5%) per month or the highest rate permitted by law.

11. SOURCE CODE
    -----------

     11.1 NetGenics agrees to make Subscriber a beneficiary under the NetGenics' existing Source Code Escrow Agreement, which shall provide Subscriber with access to the Source Code for supporting and maintaining the Licensed Program in the event NetGenics ceases to do business in its regular course.

     11.2 NetGenics may make limited examples of Source Code available to Subscriber, as needed and at NetGenics' sole discretion. All such Source Code shall be treated as Confidential Information of NetGenics as set forth in this Agreement.

12. PROPRIETARY RIGHTS
    ------------------

     12.1 Except for release of Source Code, as set forth in Section 11.1 above, Subscriber acknowledges that NetGenics is the sole and exclusive owner of the Software, Services and Documentation and the Source Code of the Software, and all proprietary rights therein, including, without limitation, all associated patents, copyrights and trade secrets rights.

     12.2 All proprietary notices incorporated in or fixed to the Licensed Program or Documentation shall be duplicated by Subscriber on all copies or extracts thereof and shall not be altered, removed or obliterated. A copyright notice on the Licensed Program or Documentation does not, by itself, constitute evidence of publication or public disclosure.

     12.3 NetGenics and Subscriber acknowledge that the other party's Confidential Information constitutes commercially valuable proprietary trade secrets, patent applications, patents, plant breeders' rights, plant variety protection registration etc. of the disclosing party, including, without limitation, copyrights, trade secrets and may include software for which patents have been applied for or issued. The receiving party shall (i) not disclose or allow access to the Confidential Information to any party other than its employees, solely on a need-to-know basis, who have signed a nondisclosure agreement conforming as to intent and effect to this Section 12; (ii) use its best efforts to protect the Confidential Information against any unauthorized or unlawful use, disclosure, dissemination or copying; (iii) not use any of the Confidential Information other than as permitted under the terms of this Agreement; (iv) not provide or disclose to third parties the Confidential Information in any form, and (v) not provide or permit public access to the Confidential Information in whole or in part, including, without limitation, by computer networks, periodicals, newspapers or any other accessible or distributed media.

13. TERM
    ----

     13.1 Unless sooner terminated as herein provided, this Agreement shall commence on the Effective Date and shall terminate upon the third (3rd) anniversary of the Effective Date (the "Term"). This agreement may be renewed for subsequent one (1) year terms, at NetGenics' then current license fees, upon mutual agreement within thirty (30) days of the expiration of the Term.

     13.2 Subscriber may terminate this Agreement any time after the first anniversary of the Effective Date by providing thirty (30) days written notice thereof to NetGenics.

     13.3 Either party may terminate this Agreement if the other party materially breaches a provision of the Agreement, including, without limitation, payment obligations, and fails to correct the breach within sixty (60) days following written notice of the breach.

     13.4 If either party to this Agreement files a petition in bankruptcy, or if a petition in bankruptcy is filed against it, or if it becomes insolvent, or makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, the other party shall have the right to terminate this license upon thirty (30) days' written notice.

     13.5 Upon termination of this Agreement for any reason, Subscriber shall:
(i) pay immediately all amounts which are due and payable; (ii) have no further right and license to use the Subscription or NetGenics' Confidential Information (except as provided in Sections 13.6 and 13.7); (iii) return, at its cost, the Product, together with any and all copies, modifications and merged portions in any form, and all tangible embodiments of the Confidential Information, (unless it provides assurances reasonably satisfactory to NetGenics that the Documentation and Confidential Information and all copies thereof have been destroyed). NetGenics shall have the right to supervise the return or destruction of all such materials.

     13.6 In the event of termination for any reason other than as provided under Section 2.3 of this Agreement, NetGenics shall provide any outstanding Services for which Fees have been paid, and shall provide reasonable commercial assistance to Subscriber in transferring any Subscriber data, held within the Product prior to termination, into a mutually-agreed, machine-readable form. Such assistance shall be provided at cost to Service Hours, and should remaining Service Hours be exhausted, shall be provided at NetGenics' then-current hourly rates. In addition, NetGenics shall maintain a tape back-up version of the Product, in Subscriber's system configuration, for a period of five (5) years after termination. Upon payment to NetGenics of consideration equal to the fair market value of the Hardware then in use at Subscriber's Designated Location, the aforementioned tape back-up version of the Product, along with the Hardware then in use at Subscriber's Designated Location, shall be placed in escrow with a mutually-agreed escrow agent. Subscriber shall have the right to request, and NetGenics shall have the obligation to provide, access to the Product, integrating Subscriber's data as of the date of termination, during the above-referenced five-year period. Such access shall be subject to no less than thirty (30) days' written notice from Subscriber, and shall be provided at NetGenics then-current hourly rates, plus any and all necessary travel and other expenses, including reasonable and actual expenses incurred for transportation, meals, telephone, hardware rental, and shipping costs.

     13.7 In the event that Subscriber terminates this Agreement on or after the third anniversary of the Effective Date, Subscriber shall be entitled, upon payment of a consideration equal to one (1) year's Subscription Fee (as designated on EXHIBIT C) in effect at the time of such termination, to continue use of the Product for a period of eighteen (18) months, subject to the following conditions: (i) Subscriber access shall be "read-only"; i.e. data may be viewed using the Product, but no new data may be created or analyzed using the Product, and (ii) no more than twelve (12) persons may have access to the Product. NetGenics audit rights, as provided in Section 5.7, shall remain in force during the above-described extension period.

14. REPRESENTATIONS, WARRANTIES AND LIMITATION OF LIABILITY
    -------------------------------------------------------

        14.1 NetGenics represents that it has the right and authority to enter into this Agreement and grant the license contained herein.

        14.2 NetGenics warrants to Subscriber from the date of acceptance and for the Term of this Agreement that: (i) the Product, any custom software modules developed by NetGenics for Subscriber and any Subscriber Software will substantially conform to the Documentation, provided that it is used at the Designated Location and with the environment for which it was designed; (ii) the Product and any custom software modules developed by NetGenics for Subscriber will process dates accurately prior to, during and after the calendar year 2000 (including, without limitation, accurate century recognition, ability to accommodate same century and multi-century formulas and date values and interface values reflecting the appropriate century); and, (iii) any media on which the Licensed Program, any custom software modules developed by NetGenics for Subscriber and the Documentation are distributed will be free from defects in materials and workmanship under normal use and service.

        14.3 NetGenics' entire liability and Subscriber's sole and exclusive remedy in the event of substantial nonconformity of the Licensed Program or defective media or Documentation, shall be, at NetGenics' sole discretion, the correction or work-around of such substantial errors in the Licensed Program, replacement of the defective media or Documentation, or a refund of a pro-rata portion of the subscription fee, corresponding to the period of time in which the Product was non-usable due to non-conformance. Any correction of substantial errors to the Licensed Program or any replacement media or documentation which is supplied is warranted for the remainder of the original warranty period.

        14.4 Such services and any required warranty service pursuant to this
Section 14 will be performed, by mutual agreement, (i) by telephonic communication, (ii) via modem from NetGenics' facility, (iii) by NetGenics at the site of Subscriber or (iv) otherwise as determined by NetGenics and agreed by Subscriber.

        14.5 The warranty contained in Section 14.2 shall be void and of no effect in the event (i) the Product has been modified, altered or changed in any manner by Subscriber or any party acting on behalf of Subscriber (other than as set forth herein), (ii) if any media has been damaged as a result of accident, misuse or abuse by Subscriber or any party acting on behalf of Subscriber (other than by NetGenics or its authorized representatives), or (iii) any substantial nonconformity of the Product is due, through no fault of NetGenics, to the failure of, or defects in, any Third Party Software used in connection with the Licensed Program, including any Subscriber Software developed other than as provided in Section 7.3 of this Agreement.

        14.6 EXCEPT AS SET FORTH IN SECTIONS 14.1 AND 14.2, NETGENICS EXPRESSLY DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SUBSCRIPTION (INCLUDING, WITHOUT LIMITATION, ANY RESULTS CREATED FROM USE OF THE SUBSCRIPTION HEREUNDER), EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

        14.7 NETGENICS SHALL NOT BE LIABLE TO SUBSCRIBER FOR ANY DIRECT DAMAGES OR CLAIMS IN EXCESS OF THE FEES PAID BY SUBSCRIBER HEREUNDER. NETGENICS SHALL NOT BE LIABLE TO SUBSCRIBER OR ITS AFFILIATES FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST REVENUES, ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME) ARISING FROM ANY CLAIM RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, WHETHER A CLAIM FOR SUCH DAMAGES IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), EVEN IF AN AUTHORIZED REPRESENTATIVE OF NETGENICS IS ADVISED OF THE LIKELIHOOD OR POSSIBILITY OF SAME. SUBSCRIBER ACKNOWLEDGES AND AGREES THAT PAYMENT BY NETGENICS OR RETENTION BY SUBSCRIBER OF DIRECT DAMAGES AS LIMITED BY THE FOREGOING SENTENCE SHALL BE SUBSCRIBER'S SOLE AND EXCLUSIVE REMEDY IN EXHAUSTION OF ALL OTHER REMEDIES UNDER THIS AGREEMENT, AT LAW OR IN EQUITY, AND THAT SUCH REMEDY SHALL NOT BE DEEMED OR ALLEGED BY SUBSCRIBER TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL NETGENICS BE LIABLE FOR ANY DAMAGES CAUSED BY SUBSCRIBER'S OR ANY THIRD PARTY'S ACTS OR OMISSIONS.

15. INDEMNIFICATION
    ---------------

        15.1 NetGenics shall indemnify and hold harmless Subscriber against any costs, fees or damages arising out of, or related to, any claim that Subscriber's authorized use or possession of the Product or that the license infringes or violates any United States or European Patent Office copyright, patent or trademark of any third party; provided however, that (i) NetGenics has sole control of the defense and/or settlement, (ii) Subscriber notifies NetGenics promptly, but no later than thirty (30) days upon receipt by Subscriber of notice of such claim in writing of each such claim or suit and gives NetGenics all information known to Subscriber relating thereto, and (iii) Subscriber cooperates with NetGenics in the settlement and/or defense. Subscriber shall be reimbursed for all reasonable out-of-pocket expenses incurred in providing any cooperation requested by NetGenics. Failure of Subscriber to so notify NetGenics will result in the forfeiture by Subscriber of its rights to indemnification under this Section 15.

        15.2 In the event that all or any part of the Product is, or in the opinion of NetGenics may become, the subject of any claim or suit for infringement of any third party trademark, patent or copyright, or if Subscriber's use of the Product is permanently enjoined, NetGenics shall, in its sole discretion and at its expense, do one of the following: (i) procure for Subscriber the right to use the Product or the affected part thereof; (ii) replace the Product or affected part with other suitable software, hardware and documentation; (iii) modify the Product or affected part to make it non-infringing; or (iv) refund the license fee paid by Subscriber and terminate the licensed rights granted herein. Any such refund shall be prorated to reflect the reasonable value for the use of the Subscription. NetGenics shall be obligated to advise Subscriber of its intended activities within thirty (30) days of initial notification of infringement. In the event NetGenics elects options (ii) or (iii) above, and the resulting Product lacks significant functionality as described in the Documentation, Subscriber may elect to terminate this Agreement and incur no further cost nor obligation hereunder.

        15.3 NetGenics shall have no obligations under this Section 15 to the extent a claim is based upon any of the following: (i) the Product or any portion thereof has been modified, altered or changed in any manner by Subscriber or any party acting on behalf of Subscriber (other than by NetGenics or its authorized representatives), if such infringement would have been avoided in the absence of the use of such altered Product; (ii) the combination, operation or use of the Product with software which was not provided by NetGenics, if such infringement would have been avoided in the absence of such combination operation or use; or (iii) the use of the Software and Documentation on or in connection with a computer system or hardware components which have not been approved by NetGenics and/or which are used at a location other than at the Designated Location without NetGenics' prior written approval.

        15.4 This Section 15 states NetGenics' entire liability for any alleged infringement by the Product or any part thereof.

16. GENERAL
    -------

        16.1 Sections 5.8, 12.1 through 12.3, 13.5 through 13.7, 14.1, 14.3,
14.5 through 14.7, Article 15 in its entirety, 16.1, 16.7, 16.13 and 16.15 shall survive the termination of this Agreement for any reason.

        16.2 This Agreement and all Exhibits attached hereto and incorporated herein by this reference contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any previous understandings or agreements, whether written or oral, in respect of such subject matter.

        16.3 This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. This Agreement or any portion thereof, or any right or responsibility hereunder, shall not be assignable (except to a successor or Affiliate) by Subscriber without the prior written consent of NetGenics, such consent not to be unreasonably withheld. Any attempted assignment which does not comply with the terms of this Section 16.3 shall be void and of no effect.

        16.4 None of the terms of this Agreement shall be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in a writing signed by the party to be bound.

        16.5 The illegality, invalidity or unenforceability of any part of this Agreement shall not affect the legality, validity or enforceability of the remainder of this Agreement. If any part of this Agreement shall be found to be illegal, invalid or unenforceable, this Agreement shall be given such meaning as would make this Agreement legal, valid and enforceable in order to give effect to the intent of the parties.

        16.6 All communications, notices and exchanges of information contemplated herein or required or permitted to be given hereunder shall be in writing and shall be deemed properly given when personally delivered, or when one delivers it to an established courier service, with fees prepaid, or transmits it by facsimile (with hard copy to follow), addressed to the other party to the addresses set forth on the first page of this Agreement (or such other address of which such party shall have given written notice).

        16.7 Both Subscriber and NetGenics acknowledge that a breach or failure to comply with any of the provisions of this Agreement (other than payment obligations) will irreparably harm the business of the other party, and that neither Subscriber nor NetGenics will have an adequate remedy at law in the event of such breach or non-compliance. Therefore, Subscriber and NetGenics acknowledge that either party shall be entitled to injunctive relief and/or specific performance without the posting of bond or other security, in addition to whatever other remedies it may have, at law or in equity, in any court of competent jurisdiction against any acts of such breach or non-compliance.

        16.8 Subscriber will be responsible for the payment of all taxes based on work performed or products delivered pursuant to this Agreement, except for taxes based on NetGenics' net income.

        16.9 Each party has the right to use the name, logos and trademarks of the other party in publicity releases or advertising, including customer lists, or for other promotional purposes, upon the prior written approval of the other party, such approval not to be unreasonably withheld.

        16.10 Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the parties. Neither party shall assume, either directly or indirectly, any liability of or for the other party. Neither party shall have the authority to bind or obligate the other party and neither party shall represent that it has such authority.

        16.11 Notwithstanding anything to the contrary contained in this Agreement, neither Subscriber nor NetGenics will be responsible for any failure to perform its obligations hereunder caused by strikes, lockouts, riots, epidemics, war, governmental regulations, fire, communication line failures, power failures, acts of God or other causes beyond its control, including acts or omissions of third parties, and the occurrence of any such event will toll the time period provided in this Agreement for performance by NetGenics or Subscriber.

        16.12 The article and section headings in this Agreement are for reference purposes only and will not be deemed to be a part of this Agreement, nor are they intended to describe, interpret, define or limit the scope or extent of this Agreement or any provision hereof.

        16.13 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, United States of America, without giving effect to its choice of law or conflict of law provisions.

        16.14 If the parties cannot resolve a dispute arising out of or in connection with this Agreement, then any party may, upon written notice to the other, have such dispute referred to their respective officers designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received:

               For NetGenics:       President

               For Subscriber:      Head of Biotechnology Research

Any such dispute which is not so resolved between the parties or the designated officers within such thirty (30) day period shall, upon written notice from one Party to be resolved by final and binding arbitration under the then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"). If the claim is filed by one party, then the venue for arbitration shall be proximate to that of the other party. The arbitration shall be conducted by a panel of three arbitrators who are knowledgeable in the subject matter which is at issue in the dispute (the "Panel"). Each party shall have the right to appoint one member of the Panel, with the third member to be mutually agreed upon by the two Panel members appointed by the parties or, failing such agreement, to be selected according to the AAA rules. Notwithstanding the foregoing, no panel member appointed in pursuit to this Section 16.14 shall be a resident of the state of Ohio or the Principality of Belgium. In conducting the arbitration, the panel shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the Panel shall permit such discovery deemed necessary to permit an equitable resolution to the dispute). The decision of the Panel shall be in writing and shall set forth the basis therefor. The Panel shall also determine the steps, if any, that a Party should take to correct any failure or breach by such Party pertaining to any such dispute. The Parties shall share equally the Panel's fees and expenses. The decision of the Panel shall be final and may be enforced by the Party in whose favor it runs, and such award may be enforced and executed upon in any court having jurisdiction over the Party against whom the enforcement of such an award is sought.

        16.15 During the Term of this Agreement and for one (1) year thereafter, neither Subscriber nor NetGenics shall directly solicit for employment any employee of the other party who was directly involved with the performance of this Agreement, without the prior consent of that party. Notwithstanding the foregoing, the provision of this Section 16.15 shall not prohibit either party from hiring employees of the other party who have applied for positions on their own and without solicitation by the hiring party.


        16.16 Upon execution of this Agreement, NetGenics and Subscriber agree to cooperate in the preparation of a joint press release stating that the parties have entered into a software license and service agreement. NetGenics hereby warrants that it will not use any trademark or make reference to products or services of Subscriber or its subsidiaries without obtaining the prior written permission of Subscriber.

               IN WITNESS WHEREOF the parties hereto have caused this Software License Agreement to be executed by their duly authorized representatives as of the date first above written.

NetGenics International, Ltd.           Hoechst Schering AgrEvo GmbH

By: /s/ Keith T. Coleman                By: /s/ Dr. Jiujeu Aphauer
    ---------------------------             ------------------------------------
               (Signature)                          (Signature)

Keith T. Coleman                        Dr. Jiujeu Aphauer
-------------------------------         ----------------------------------------
          (Printed Name)                           (Printed Name)

Title:  Chief Financial Officer         Title:  Member of Agrevo Board
        -----------------------                 --------------------------------


                                        By: /s/ B. Convent
                                            ------------------------------------
                                                    (Signature)

                                        B. Convent
                                                  (Printed Name)

                                        Title: Head, Research and Development,
                                               -------------------------------
                                        Biotechnology
                                        -------------

                                    EXHIBIT A

                                    SOFTWARE
                                    --------

                                                                  February, 1999

SYNERGY(TM) BIOINFORMATICS

[****]


         [*****]





[*****]


         [*****]





[*****]


         [*****]











     SYNERGY(TM) and the NetGenics logo are trademarks of NetGenics, Inc. All other trademarks are property of their respective owners.


                                       1
                                  CONFIDENTIAL
                                  ------------




CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    EXHIBIT B
                                    ---------

                                    HARDWARE
                                    --------

COMPUTER HARDWARE:

SUN MICROSYSTEMS
SUN MICRO ELECTRONICS ULTRA AXI-PCI

         Sun Micro Electronics Ultra AXI-PCI based motherboard/333mhz UltraSparc IIi processor/1GB ram/1MB cache/10-100 ethernet/two ultra-wide SCSI buses (one internal and one external)/two high speed serial ports/one additional PCI UW SCSI card...all the above mounted in an industry standard 19" rackmount chassis with dual hot-swapping power supplies.

PERIFITECH, INC.
PERIFITECH RAID-5 DISK ARRAY

         Perifitech RAID 5 disk array with dual hot-swapping power supplies/UW SCSI array controller with 32MB cache/7X9.1GB UW SCSI hot-swap drives configured as 5+1+1 (data+parity reserve+hot-standby) for 45GB usuable and 63GB total capacity. A 20/40 Quantum DLT drive is also mounted within the chassis...all the above mounted in an industry standard 19" rackmount chassis.

SUPPLIED BY PERIFITECH

         Perifitech P233 MMX system/64MB ram/2.1GB drive/24X cd-rom...mounted in an industry standard 19" rackmount chassis.

UNINTERRUPTABLE POWER SUPPLY

         American Power Conversion Smart UPS 2200/Power Chute Unix software...designed as a 19" rackmount device (as required)

COMPUTER RACK (AS REQUIRED)

         Computer Industry standard rack to fit all the above components. Fully cabled and fan cooled.

NETGEAR
NETGEAR 10BASET/100BASETX ETHERNET HUB EN516



                                       1
                                  CONFIDENTIAL
                                  ------------

INTEGRATED SOFTWARE
-------------------

SUN SOLARIS SERVER LICENSE (UNIX)
SUN INTERNET WORKSHOP
SUN NEO OPERATING ENVIRONMENT

OBJECT DESIGN INC.
OBJECTSTORE RUNTIME

APC POWERCHUTE SOFTWARE

GENE CODES CORPORATION SEQUENCHER(TM) ASSEMBLY ENGINE



                                       2
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT C
                                    ---------

                  DESIGNATED LOCATIONS, FEES, AND SERVICE HOURS
                  ---------------------------------------------

[*****]


INITIAL DESIGNATED LOCATION:           INITIAL LICENSE SIZE:  [*****]
----------------------------           ---------------------
  Plant Genetic Systems
  Jozef Plateaustraat 22
  B-9000 Gent, Belgium

[*****]










                                       1
                                  CONFIDENTIAL
                                  ------------



CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    EXHIBIT D
                                    ---------

                                SERVICES REQUEST
                                ----------------

--------------------------------------------------------------------------------
Services Statement No.:  ____________________        Date:  ________________

NetGenics No.:  ___________________________
--------------------------------------------------------------------------------

         The following Services Statement terms and conditions shall be incorporated under the SOFTWARE LICENSE & SERVICES AGREEMENT with:

NetGenics, Inc. and _____________________ ("Subscriber") effective ______________________, providing for a license to certain NetGenics Product described therein.

Licensee Contact:  ______________________________

NetGenics Contact:  ___________________________

Services Statement shall be effective: _________________________________

Services shall be provided for the following term: _______________________

TO BE COMPLETED BY LICENSEE

I.  DEFINITION OF SCOPE___________________________________________________

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------


                                       1
                                  CONFIDENTIAL
                                  ------------

IF REQUESTED SERVICES INCLUDE DESIGN AND DEVELOPMENT OF CUSTOM SOFTWARE MODULES, PLEASE COMPLETE THE FOLLOWING SECTIONS.

II. HIGH LEVEL REQUIREMENTS: (Please respond to the questions below in as much detail as is known; if additional sheets are attached, please check here)

WHAT IS THE MAJOR CONCEPT OF THE NEEDED CUSTOMIZATION?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


ARE THERE ANY DEFINITIONS THAT NEED TO BE UNDERSTOOD IN ORDER TO COMPLETE THE REQUEST?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


WHAT RESOURCES ARE AVAILABLE TO HELP DEFINE THE PROJECT? IE: ARE THERE JOURNAL ARTICLES, THIRD PARTY DOCUMENTATION, OR USE CASES THAT MAY BE USED FOR REFERENCE?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


WHAT INPUTS ARE TO BE USED IN THE PROCESS; IE: ARE THERE SPECIFIC FILE FORMATS, DATA ETC., THAT THIS INTERFACE WILL BE PASSING THROUGH TO THE SYSTEM?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


WHAT OUTPUTS ARE EXPECTED; IE: DO RESULTS FROM AN ANALYSIS NEED TO BE IN A CERTAIN FORMAT TO BE UNDERSTOOD, IS THERE A DATABASE THAT MUST BE ABLE TO ACCESS DATA, ETC.?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                       2
                                  CONFIDENTIAL
                                  ------------

EXAMPLES:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ARE THERE KNOWN OPERATIONS ASSOCIATED WITH THIS?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


ARE THERE FUNCTIONALITY INTERFACES THAT ARE DESIRED; IE: IS THERE A COMMON FORMAT FOR WORKING WITH DATA, OR ANALYSES OF THIS SORT THAT WOULD FACILITATE USE BY THE END-USERS OF THIS MODULE?

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


USAGE PARAMETERS (STANDARD AND BOUNDARIES):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



NOTES AND COMMENTS:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


II.      SUBSCRIBER KNOW-HOW:

The following concepts, data types, analyses or parameters are considered Subscriber Know-How ):

--------------------------------------------------------------------------------



                                       3
                                  CONFIDENTIAL
                                  ------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

III.     THIRD PARTY SOFTWARE:

This Custom Software Module incorporates, or contains interfaces to, the following Third Party Software:

-------------------------------------------------------------------------------
Name of software product


------------------------------------------------------------------------
Owned by

Subscriber certifies that it is the holder of a valid license to the above-mentioned Third-Party Software and that it has the right to create, or to have created for it, the custom software module interfacing with, or incorporating, the above-referenced Third Party Software.

---------------------------------------------------
Subscriber Legal Representative



                                       4
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT E
                                    ---------

                               SERVICES STATEMENT

                        SPECIFICATIONS, FEES & TIMETABLE
                        --------------------------------

--------------------------------------------------------------------------------
Services Statement No.:  ____________________        Date:  ________________

NetGenics No.:  ___________________________
--------------------------------------------------------------------------------

TO BE COMPLETED BY NETGENICS

I.  SUMMARY OF SERVICES TO BE PERFORMED:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II.      CUSTOM SOFTWARE METHODOLOGY

The following methodology will be used in completing the custom software module as contained in this request (if applicable):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                       1
                                  CONFIDENTIAL
                                  ------------

III. ATTACHED COMPLETED REQUIREMENTS DOCUMENT AND HIGH-LEVEL DESIGN HAS BEEN REVIEWED AND APPROVED:

For NetGenics:                                For Subscriber:



--------------------------------              ------------------------------
Approval 1                  date              Approval 1                date



--------------------------------              ------------------------------
Approval 2                  date              Approval 2                date


IV.      STAFF AND SERVICES REQUIREMENTS

Software Analysis, Design and Development (Estimated Service Hours):___________

Other Resources: (Check here if additional sheets are attached )_______________


Explain:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------

V. TIMETABLE FOR COMPLETION (INCLUDING THE TIME PERIODS FOR DELIVERY, ACCEPTANCE TESTING, AND CORRECTION OF ERRORS):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                       2
                                  CONFIDENTIAL
                                  ------------

VI.      SUBSCRIBER KNOW-HOW:

The following concepts, data types, analyses or parameters are acknowledged by NetGenics and considered Subscriber Know-How ):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Services Statement for the above-referenced custom software module is approved for development by both parties as of the date below:

For NetGenics, Inc                          for Subscriber.


By:      _______________________            By:________________________________


Name:    _______________________            Name: ______________________________
         (Printed/Typed)                           (Printed/Typed)

Title:   _____________________              Title:  ____________________________



                                       3
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT F

NETGENICS, INC.
CLIENT SUPPORT AND ESCALATION PROCEDURES

The Client Support Team

A team of Client Support Professionals supports each NetGenics client, each with specialized knowledge of both SYNERGY software and services and the particular needs of the individual client. Each team is made of individuals trained in areas of Biological Research, Bioinformatics, and Hardware and Software Technical Support. Each client is assigned an Account Manager, who is responsible for maintaining up-to-date communications with the client organization and the team. Customization concerns should be directed through the Account Manager. The purpose of the Support Team is to service all the needs of the organization, Information Systems (IS) personnel, and end-users.

System monitoring

NetGenics will monitor the server at the customer site, to assist in maintaining the performance and integrity of the system, as well as to assist in problem determination and resolution. Remote monitoring of the server is the preferred method, and is provided without additional cost of Service Hours to the customer. The customer may, at its option, elect not to provide remote monitoring access to the NetGenics Client Support Team. In this case, a Technical Support Representative will conduct regular monitoring of the system on-site. This time will be charged against the Customer's Available Service Hours, at an agreed number of hours per Calendar Quarter, plus reimbursement to NetGenics of incurred travel expenses.

Support Processes

Incoming calls and email reports are handled by a 1st tier Client Service Specialist. In many cases, this person will be able to resolve most incidents as they are reported. Whenever possible, calls will be routed live to a member of the Client Support Team. If no person is immediately available or it is after business hours (Normal business hours Monday - Friday 0900 to 1800h Belgian
Time), someone will return the call as soon as possible and within the times outlined (refer to Table 1) to begin the resolution process.

EMAIL WILL BE HANDLED DURING NORMAL BUSINESS HOURS ONLY. An initial reply will be automatically generated instructing the sender on what to do if the problem requires more prompt assistance. Incidents reported via email will be addressed as soon as possible and at least by the end of the next business day.

All incidents are logged and prioritized according to Table 1 by the NetGenics Support Team, and updates are issued to the Account Manager and clients on a regular basis (refer to Table 1), according to the priority of the incident. Each incident is assigned an Incident Number, by which the incident may be tracked until resolution. All work relating to the incident resolution is attached to this incident number.

If the 1st tier support person is unable to resolve the call or email at the time of the call, the call or email will be routed to the appropriate second or third tier level support, as outlined below (refer to Table 1). Whenever possible, an unresolved call will be routed live to the member of the Client



                                       1
                                  CONFIDENTIAL
                                  ------------

Support Team who is best trained to handle the particular incident. If there are no appropriate support personnel immediately available, a member of Client Services will respond within the indicated times (refer to Table 1) to continue the resolution process.

Automatic Escalation of Incidents

Incidents unresolved after the incoming or initial return call will be escalated according to the chart below. Escalation periods are based on the priority of the incident. NetGenics will escalate incidents to second tier Scientific or Technical support, or third tier Development and Quality Assurance support as necessary to aid in resolution of the incident.

TABLE 1 -- PRIORITIZATION AND ESCALATION OF INCIDENTS


======================= ==================================================== ====================================
INCIDENT PRIORITY       DESCRIPTION                                          ESCALATION
======================= ==================================================== ====================================
Critical                -   Server is non-functional.                        -   20 minutes initial
(Contact by phone       -   Users are unable to log in.                          callback
only)                   -   Server is severely malfunctioning.               -   Account Manager notified.
                        -   Danger of loss or corruption of data is          -   Failure to resolve
                            suspected or users are unable to import or           immediately escalates to 2nd
                            manipulate data.                                     tier support.
                                                                             -   1 hour with no
                                                                                 resolution, NetGenics
                                                                                 Management notified.
                                                                             -   Within 24 hours, NetGenics
                                                                                 support enroute for on-site
                                                                                 incident handling.
                                                                             -   Contact will be maintained
                                                                                 between Client and Account
                                                                                 Manager.
-----------------------------------------------------------------------------------------------------------------
Serious                 -   Server is functional, but one or more            -   2 hour initial callback
(Contact by phone           services are not operational.                    -   Account Manager notified
only)                   -   Complete loss of multiple key functions          -   Failure to resolve
                            could result in escalation of incident to            immediately escalates to 2nd
                            Critical Priority.                                   tier support.
                                                                             -   4 hours with no resolution,
                                                                                 NetGenics Management notified.
                                                                             -   8 hours without resolution
                                                                                 escalates to 3rd tier technical
                                                                                 support
                                                                             -   Within 48 hours, NetGenics
                                                                                 support enroute for on-site
                                                                                 incident handling.
                                                                             -   Contact will be maintained
                                                                                 between Client and Account
                                                                                 Manager.
-----------------------------------------------------------------------------------------------------------------
Non-critical            -   All major services are operational, but          -   Response within 4 hours
                            there are "nuisance" errors in the               -   Failure to resolve
                            functionality.                                       escalates to 2nd tier support.
                        -   User has a question regarding                    -   2 Business Days with no
                            functionality.                                       resolution, NetGenics
                                                                                 Management notified.

-----------------------------------------------------------------------------------------------------------------

On-Site Support

In instances where on-site support of the Client system is required, the time required for diagnosis and resolution on-site will be charged against the Client's Service Hours. There is a four (4) hour


                                       2
                                  CONFIDENTIAL
                                  ------------
minimum charge for any on-site visit, plus applicable travel expenses. On-site support in excess of normal business hours will be charged on a premium basis. If the support call is due to an issue covered by NetGenics warranty, no Service Hours or expenses will be charged for the on-site call.

Escalation of Incidents by Clients

In some cases, a client will need to escalate the handling of an incident. The formal escalation path is:

NETGENICS SUPPORT PERSONNEL             METHOD OF CONTACT
---------------------------             -----------------
First Tier Support                      0800-74-813 (toll free in Belgium)
                                        0130-822-955 (toll free in Germany).
                                        1-888-961-9007  or   1-216-861-4007


Client Account Manager                  1-888-861-9007  or   1-216-861-4007
Technical Support Representative        Contact via Account Manager or Help Desk
                                        Referral




                                       3
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT G
                                    ---------

                              Use of Service Hours

The information contained in this Exhibit G is set forth as part of this Agreement and is intended to provide guidelines for use of Service Hours. In no event, however, should this Exhibit be considered limiting or all-inclusive.

END-USER SUPPORT ACTIVITIES

        A. Phone and E-mail support. 24 Hours a day, 7 days a week. No charge to Service Hours for these activities

        B.        On-site support and troubleshooting activities:

                  1. System maintenance support where remote monitoring is not available: 52 Service Hours/Calendar Quarter.

                  2. Troubleshooting on-site: No charge during first four weeks of the contract, then 12 Service Hours per day, with 4 Service Hour minimum charge. No charge to Service Hours if Service call is due to System defect otherwise covered by warranty. Premium charge for on-site support outside of normal business hours.

CUSTOMIZATIONS TO SYNERGY(TM)-- Quoted on a per-project basis

        A. Requires project requirements to be supplied by customer, or may be prepared by NetGenics (upon request) with the use of Service Hours.

        B. NetGenics returns design and timetable for review before commencement of work.

TRAINING

        A.       End-user training.


                  1. 2 days of on-site initial training at the time of SYNERGY(TM)installation - no charge to Service Hours

                  2. Requested follow-up training for new releases or new employees: 12 Service Hours per day per trainer + expenses. Maximum 15 Users per trainer.

CONSULTING SERVICES - specialty consulting Services available as requested.

        A.        Quoted on a per-project basis

        B.        Examples of possible Services (non-inclusive)

                  Technology Assessment and Review
                  Proof-of Concept (prototyping)
                  Tool/Algorithm Evaluation
                  Tool/Algorithm Development
                  Database (schema) Development



                                       1
                                  CONFIDENTIAL
                                  ------------

DEVELOPER SUPPORT ACTIVITIES

        A. Phone and E-mail support: Available during normal business hours. No charge to Service Hours for normal guidance and support activities.

        B. On-site support when requested or recommended: 12 Service Hours/day per developer on-site. Premium charge for on-site support outside of normal business hours

SYNERGY(TM) CERTIFICATION

        A. Design review - results in recommendations for changes or approval of design, as well as generation of a test plan after approval.

                  1. 20 Hours charge with 1-week turn-around time for small projects such as simple single or multiple algorithm integration.

                  2. 40 Hours charge with 2-week turn-around time for larger projects such as design of new object classes or database integrations.

                  Charges above are for each iteration of the design review (if multiple iterations are necessary).

        B. Quality Assurance Testing - results in certified implementation that can be integrated into SYNERGY(TM)

                  1. Service Hours for testing are quoted at the time of design approval.

DEVELOPER TRAINING

                  1. Initial 3-day training course for developers offered at no charge to Service Hours. Training held at NetGenics facilities. Up to 3 developers per site (or equivalent). Maximum five training sessions total for any Client over multi-site roll-out period. Maximum 8 developers per training session.

                  2.       Additional training sessions:

                           a. Standard developer training (at NetGenics facilities) - 250 Service Hours for up to 8 developers. (Expenses additional if training is held other than at NetGenics facilities)

                           b. "Custom" training (for advanced topics or for specialty topics): 250 Service Hours per training for up to 8 developers + additional Service Hours for materials preparation (Service Hours quoted prior to commencement of activities). Additional expenses charged if training is held other than at NetGenics facilities.


                                       2
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT H

                                    HARDWARE
                                    --------

COMPUTER HARDWARE:
PERIFITECH

I. Definition of Warranty obligation and periods:

         PerifiTech products are warranted to be free from defects in material and workmanship from date of purchase, verified by original invoice date, and for periods as specified below, based on the product type. PerifiTech's sole liability under such warranty is to exchange or repair, free of charge, any product which, within the warranty period, is returned to us, and which we accept as having been defective in material or workmanship.

         PerifiTech goods found to be defective upon initial installation (within thirty {30} days from original invoice date) will be treated as a "No Charge" Rapid Module Exchange Option (see PerifiTech Support Program). DOA's are replaced by immediate cross-shipment at PerifiTech's expense. Product found to be defective after the initial installation, as defined above, would be tested and repaired or replaced, at PerifiTech's discretion in a reasonable time frame.

         The warranty does not apply to faults resulting from misuse, abuse, neglect, absence of simple preventative user maintenance, accident, modification, Acts of God, natural disasters, fire, or for products serviced by anyone other than an authorized PerifiTech service provider.

         This warranty does not apply to any product from which PerifiTech's identification number or plates have been removed, or which PerifiTech, in its discretion, considers has been repaired, altered, neglected, or used in any such way as to affect the product adversely (reasonable wear and tear accepted), and without limiting the generality of the forgoing, this warranty does not apply to any spare or replacement part used in any product for which it was not designed.

         The warranty is given expressly in place of, and excludes all other warranties and conditions express, or implied, whether under common law, statue or otherwise, and is expressly excluded in every form of liability for loss damage, direct or consequential, resulting from defective material, faulty workmanship, loss or damage to products while in transit or otherwise.

II. Warranty Periods:

Aerial Pentium Servers (Pentium, Dual PRO,Pentium II), Aerial Workstations, 2



                                       1
                                  CONFIDENTIAL
                                  ------------

Warranty Periods continued

     (two) years limited warranty;
-    Parts and Labor prior to July 1, 1998 3 (three) years limited warranty;
-    Parts and Labor;
-    Aerial QUAD Servers, Aerial Ultra-AXi Servers;
-    2 (two) years limited warranty;
-    Parts and Labor.

     Extended Warranties Available
     -----------------------------

-    Aerial Arrays,  Aerial DAT,  Aerial DLT, Aerial
-    8mm, Aerial CDROM;-
-    2 (two) years limited warranty;
-    Parts and Labor;
-    Aerial Disks and Aerial SCSI Enhancement Kits;
-    5 (five) years limited warranty;
-    Parts and Labor
-    All other products not listed above (1) year warranty.

III. Software:

         No warranty other than the guarantee to conform to the manufacturer's written product description. Software will be upgraded, as necessary, to meet these requirements. Fixes are upgraded at no charge; enhancements can result in nominal upgrade charges.

         All respective manufacturers' warranties are in effect by the agreement through PerifiTech. No other warranties, expressed or implied, by PerifiTech or any of its representatives, are in effect. All business partners are in agreement that no Reseller alterations, modifications, or unauthorized service work are permitted. In such an event, repair and return to original specification shall be done at the sole cost of the Reseller, and all original manufacturer warranties will be considered void.

IV. Limitation of Liability:

         PerifiTech is not liable for damages to equipment while in transit to/from their place of business.

         PerifiTech is not liable for direct or indirect damage/loss resulting from delivery delays or loss of data.

         PerifiTech reserves the right to repair or replace the unit with equivalent materials or parts.

         PerifiTech reserves the right to charge additional time and material on units which exhibit tampering.



                                       2
                                  CONFIDENTIAL
                                  ------------

                                    EXHIBIT I
                                    ---------

                          HOURLY RATE FOR SERVICE HOURS

The information contained in this Exhibit I is set forth as part of this Agreement and is intended to provide the costs associated with Service Hours.

[*****]

















                                       1
                                  CONFIDENTIAL
                                  ------------


CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.